EXHIBIT 10.2

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

Change Management Form #7
to Statement of Work #3

Statements of Work (“SOW”): Support.com, Inc. (“Vendor”) XH Remote Support, SOW #3 dated October 1, 2015 (“SOW #3”)	PCR No.:
Originator: Joy Park	Date: August 20, 2015
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work From Home Agents
Requested Implementation Date: 3/22/2015
Estimated Hours: (LOE)	X Billable ☐Non-Billable	Billing Rate/Hour: See below
Fixed Fee Cost (if applicable) – N/A
Type of Change: Comcast and Vendor agree to revise SOW #3 as set forth in more detail below. Unless specifically provided in this Change Management Form, all other terms of SOW #3 remain unchanged.
Scope of Change:	☒Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Area(s) of Change
Accounting/Payroll	Network
Data Processing	Resource Planning
General Facilities	Quality Assurance
Human Resources	Telecom
IT/BI	Training
Operations	Recruiting
X Other: Pay for Performance
The parties for good and valuable consideration, the receipt of which is hereby acknowledged, hereby agree to modify SOW #3 as follows:

1.	Exhibit A of SOW #3 is deleted in its entirety and is replaced with Exhibit A attached to this CMF.

Comcast Authorization
Comcast Representative’s Signature                                                                /s/ Joy Park

Print Name Joy Park    Date 11/18/15

Support.com, Inc. Authorization
Support.com, Inc. Representative’s Signature /s/ Roop K. Lakkaraju

Print Name Roop K. Lakkaraju                                                         Date 10/20/15

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

EXHIBIT A
Service Level Targets for XH Remote Support

a.
Line Adherence: Vendor is required to meet a staffing target that is equal to a minimum of [***] of the interval requirements.  The fiscal month will be considered met if Vendor meets a minimum of [***] of the [***] intervals at the [***] interval requirement.  The intervals start on each hour and at the half of each hour adjusted for Comcast requested training (additional training).

The below bonus applies on a fiscal calendar month, which is measured by total non-missed intervals divided by total number of operational intervals in a fiscal month:

Line Adherence	Bonus Rate
[***]	[***]

b.           VOC: Vendor shall meet the Service Level Target for Voice of Customer (“VOC”).  VOC is measured by the Comcast customer’s scoring related to their satisfaction with the last CSR that the customer interacted with on the phone.  A third party survey agent conducts the automated survey after the last interaction and the customer’s rating of satisfaction with that CSR is scored and reported out to Vendor and CSR.

The bonus for achievement of the Service Level Target is:

VOC	Bonus Rate
[***]	[***]

c.           Deduplication Tickets Per Call.  Vendor shall meet the Service Level Target for Tickets Per Call (“Deduplication TPC”).  Deduplication TPC is measured by the total amount of Einstein Interactive Troubleshooting Guide (“ITG”) tickets excluding duplicated Einstein ITG tickets divided by total calls handled.

The bonus for achievement of the Service Level Target is:

Tickets	Bonus Rate
[***]	[***]

d.           X1 and or XH 7 Day Repeat.  Vendor is required to meet a Service Level Target related to the call back rate of customers within [***] of the initial repair issue related to X1 and or XH Services. On a fiscal monthly basis, the customers will be identified by phone number or customer account number or trouble ticket number. Customers who abandon the call prior to interacting with a CSR will be excluded from the final calculation. If the calculation of the X1 and or XH Repeat Rate Service Level metric is based on tickets, then the Tickets Per Call Service Level metric will need to be met [***] or above, in order to achieve the X1 and or XH Repeat Rate Service Level Target.

The bonus for achievement of the Service Level Target is:

Repair Repeat Rate	Bonus Rate
[***]	[***]

e.           Adjusted Bonus Percentages: In the event that Comcast elects to waive a Service Level Target for any fiscal calendar month, Comcast shall notify Vendor of such decision as soon as reasonably practical.  Such notice shall include the adjusted Bonus payout percentages for the remaining metric(s) based on an equal distribution of the Bonus that corresponded to the waived Service Level Target to the remaining Service Level Targets.

f.           AHT Target Credit:  Starting AHT = [***] (excluding any Upsell time, any remote control time, or other call types (for example, calls for IOT devices or calls with the involvement of other vendors).  In the event that type of calls handled or if the Services contracted for from Vendor materially change and if such change is expected to continue for more than [***], Comcast and Vendor shall equitably adjust the AHT based on the mutual agreement of the parties.  New hire CSRs AHT will be excluded from the AHT calculation for the first ninety (90) days of employment, except for CSRs hired as attrition replacements. If Vendor’s actual AHT for a fiscal month does not exceed the then current starting AHT Target by more than [***], then no credit shall be due to Comcast. If Vendor’s actual AHT for a fiscal [***] exceeds the then current starting AHT Target by more than [***], then a credit shall be issued to Comcast. For the avoidance of doubt, the calculation of the credit shall be based on the then current starting AHT Target agreed upon between Comcast and Vendor as opposed to any prior AHT Target set forth in the SOW, and shall be determined using the formula set forth below:

[***]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***